Exhibit 99
Lehman Brothers Financial Services Conference September 11, 2007

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

M&T - A Name known in Buffalo since 1856 One of the 20 Largest U.S. Banks $11.3 Billion Market Cap $57.9 Billion in assets +660 branches in 7 States and the District of Columbia Serving customers in 2 million households and +150,000 businesses +13,300 employees +1,500 ATM's

Earnings Summary (1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 2Q2006 = $6.9MM, 1Q2007 = $11.2MM, 2Q2007 = $10.0MM. Merger-related expenses: 2Q2006 = $2.3MM. ($ in millions, except EPS)

Second Quarter 2007 highlights Linked quarter NIM increase from 3.64% to 3.67% Strong fee income growth $4MM linked quarter decrease in operating expenses Linked quarter increase in NPL's, $34MM residential A&D loan Linked quarter increase in NCO's to 20bps

Net Interest Margin Source: SNL Financial Note: Top 50 banks based on asset size as of June 30, 2007. Have widened NIM advantage over peers 3.70 3.64

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

M&T Bank Corporation - Average Loans ($ in billions) * annualized

"Headline" Commercial Portfolios Auto floor plan Significant source of new NPLs since 1Q06 Credit losses have been very manageable Out-of-trust positions appear to be abating Residential builder / developer loans About $1.8 billion outstanding Vast majority within banking footprint Completed reviews of residential construction portfolio in Sept 2006 and May 2007 Concern is appraisal values, not delinquencies

Consumer Credit -Underwriting data Weighted Average Weighted Average FICO Score Loan to Value (LTV) HELOC 743 68% Second Mortgages 739 66% Indirect Auto 723 111% Alt-A Mortgages - In portfolio 705 74% Other HFI Mortgages 720 71%

Source: SNL Interactive Historical Credit Cycle - Annual Trend, 1991-Q2 2007

Securities Portfolio as of June 30, 2007 Securities portfolio totaled $7 billion at June 30 Equals 12% of total assets vs top-50 bank median of 17% Effective duration just under 2.0 years Unrealized losses about $75 million - pretax Approximately 88% mortgage related securities Very high credit quality

AAA Rated 48.3% A to BBB 1.9% CDO: AA Rated 0.5% All Other 6.3% US Treasury & Agency Securities 12.1% Municipal Bonds 1.6% Agency MBS/CMO 25.4% CDO: AAA Rated 1.2% AA Rated 2.6% Investment Securities - Credit Rating Distribution MBS/CMO Non-Agency 52.8%

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

Recent Events 3Q07 dividend increase increased 17% from prior amount $0.70 per qtr / $2.80 annualized Partners Trust acquisition Bayview Lending Group

Partners Trust - Transaction Highlights Transaction: Merger of Partners Trust into M&T Price: $12.50 per PRTR share Exchange Ratio: Floating, based on 5 day average of M&T closing price immediately prior to consummation Aggregate Value: $555 million Stock / Cash Mix: 50% / 50% Tax treatment: Tax-free reorganization

$872 million in investment securities $2.3 billion loans $636 million consumer, including home equity loans $320 million commercial real estate $171 million commercial & industrial $1,174 million residential mortgages $2.3 billion deposits $214 million DDA $1,004 million Savings, NOW & MMDA $1,043 million in time deposits Partners Trust Highlights As of 06/30/2007

Strengthens M&T's Market Position in Upstate NY Partners Trust branches M&T Bank Corporation branches Syracuse Utica-Rome Binghamton

Strengthens M&T's Market Position in Upstate NY 155,000 households 15 branches in Utica-Rome MSA (proforma #1 position) 10 branches in Binghamton MSA (proforma #1 position) 8 branches in Syracuse MSA (proforma #1 position) 33 branches and 46 ATMs M&T has 48 branches in these markets with $2.4 billion in deposits 16 M&T branches within 1 mile of a Partners Trust branch Source: SNL Financial and company filings. 1. Data as of or for the quarter ended June 30, 2007.

Accretive to 2008 Net Operating Earnings Accretive to 2009 GAAP Earnings Low risk transaction; achievable cost savings IRR comfortably exceeds acquisition hurdle rate Financial Highlights

Bayview Lending Group Update

Acquired minority interest in Bayview Lending Group (BLG) in 1Q07 BLG originates and securitizes small balance commercial mortgages in US, UK and Canada Bayview Financial contributed operating entities into JV, but minimal amount of loans BLG Update

Bayview Financial founded by management in 1993 Own 80% of BLG partnership Privately held financial services firm based in Miami $11 billion in managed assets; over 1,700 employees Bayview Management

M&T - Bayview relationship goes back over 10 years Owner-operators Like M&T, focused on economics and cash returns Bayview Management

BLG has elements of both startup and going concern Day 1 - minimal loan portfolio, ie revenue base SG&A expense from pre-existing operating entities While still in startup mode, revenue will be volatile BLG Update

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

Consistent and Conservative Operating Philosophy Conservative credit culture Centralized underwriting Constant presence in markets Long history of returning excess capital to shareholders Owner-operators Focus on operating fundamentals Operating efficiency Cash return to shareholders Disciplined acquisition approach

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - Q2 2007 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 3160.8 1354.2 1961 =sum( $3.2 Billion $2.0 Billion $1.4 Billion

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2.11 2.53 2.5 3.13 3.24 3.58 4.78 4.95 6 6.73 7.37 0.078 0.088 0.56 0.56 0.87 1.05 0.34 0.75 0.38 0.3 0.36 * Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. M&T Diluted EPS 1996 - 2006, GAAP & Net Operating* 1996 - 2006 EPS CAGR GAAP 13.3% Net Operating* 13.4% $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $7.03 GAAP EPS Net Operating EPS $7.73

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diluted Net Operating Earnings 0.09 0.29 0.39 0.46 0.48 0.6 0.57 0.79 0.92 1.3 1.34 1.57 1.8 2.19 2.61 3.06 3.69 4.11 4.63 5.12 5.7 6.38 7.03 7.73 Dividends 0.05 0.053 0.063 0.07 0.08 0.095 0.11 0.125 0.14 0.16 0.19 0.22 0.25 0.28 0.32 0.38 0.45 0.625 1 1.05 1.2 1.6 1.75 2.25 M&T Per Share Data 1983-2006 +21% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. CAGRs calculated using 1983 as base year. +18% CAGR $7.73

Lehman Brothers Financial Services Conference September 11, 2007

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation

Reconciliation of GAAP and Non-GAAP Results of Operation